As filed with the Securities and Exchange Commission on December 29, 2025

Securities Act Registration No. 333-265972

Investment Company Act Registration No. 811-23812

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 ☐     Pre-Effective Amendment No. __

☒     Post-Effective Amendment No. 91

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 ☒     Amendment No. 92

Elevation Series Trust

 (Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1850

 Denver, CO 80290

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 303-226-4150

Nicholas Adams

Elevation Series Trust

1700 Broadway, Suite 1850

Denver, CO 80290

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

17th Floor

41 South High Street

Columbus, Ohio 43215

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☐	On [Date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

Dated December 29, 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

December [ ], 2025

The Disciplined Growth Investors Equity Fund – DGIQX

a series of Elevation Series Trust

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FUND Summary—THE Disciplined Growth Investors EQUITY Fund

Investment Objective

The Disciplined Growth Investors Equity Fund (the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.85%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1) Disciplined Growth Investors, Inc. (“DGI” or the “Adviser”) will pay substantially all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services), except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities whose maturities or expiration dates at the time of acquisition were one year or less. Because the Fund is a newly-formed investment company, the portfolio turnover rate is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities. The Adviser generally seeks to invest in mid-sized companies, which the Adviser regards as those with market capitalizations at the time of purchase greater than $1 billion and less than $15 billion. The Adviser employs a “bottom-up” approach to building a portfolio. The Adviser’s goal is to find stocks that it believes meet its criteria of sustainable competitive advantage relative to industry peers, long-term superior return on capital coupled with the financial ability to meet reasonable growth objectives.

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The Adviser typically seeks to hold approximately 30-50 U.S. listed companies. While the Adviser diversifies the Fund’s investments across sectors and industries, the Fund may hold a significant portion of its investments in the information technology sector. The Adviser will sell a stock through a process of allocating capital to the highest expected returns or if individual security risks become unacceptably high.

If the Adviser cannot find qualifying investments, the Fund may hold cash and short-term securities. The Adviser seeks to invest primarily in U.S. companies but may invest in foreign companies from time to time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:

●	Managed Portfolio Risk. When choosing an actively managed mutual fund, it is generally important for investors to evaluate the investment adviser managing a fund and the fees and expenses of a fund. With respect to the Fund, performance of individual securities held by the Fund can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may not buy chosen securities at the lowest possible price or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

●	Equity Securities Risk. Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. If the value of Fund’s investments goes down and you redeem your shares, you could lose money. While the ability to hold shares through periods of volatility may protect long-term investments from permanent loss, Fund investments might not be profitable either because the market fails to recognize the value or because the Adviser misjudged the value of the investment.

●	Mid-Capitalization Risk. The Fund may invest significantly in mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●	Growth Stock Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be adversely affected if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

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●	Industry Risk. The Fund may be focused in one industry or group of industries. As a result, the Fund’s returns may be considerably more volatile than returns of a fund that does not focus in one industry or group of industries.

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

●	Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuation, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●	Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

●	Technology Sector Risk. To the extent the Fund invests in technology companies, the Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, or any other government agency.

Performance

Prior Performance of Predecessor Limited Partnership

As a newly registered mutual fund, the Fund does not have prior performance as a mutual fund.  The prior performance shown below is for the Fund’s predecessor limited partnership, Navigator Investors, L.P. (the “Predecessor Fund”). The prior performance is net of management fees and other expenses.  The Fund is expected to acquire all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on or about January 26, 2026. The Predecessor Fund has been managed in the same style since the Adviser’s inception on March 31, 1997. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Predecessor Fund.

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The following information shows the Predecessor Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited partnership.  The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act and of the Internal Revenue Code that are applicable to the Fund, which if they had been applicable to the Predecessor Fund, might have adversely affected its performance.

The following information provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Predecessor Fund’s average annual returns for the periods indicated to a broad-based securities market index and supplemental index. The indices are not actively managed and are not available for direct investment. The bar chart and performance table assume reinvestment of dividends and distributions. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future. After-tax returns are not provided because the Global Partnership’s tax treatment was different than that of a registered investment company. Updated performance information is available on the Fund’s website at www.dgifund.com.

During the period shown in the bar chart, the best performance for a quarter was 32.16% (for the quarter ended March 31, 2024) and the worst performance was -26.44% (for the quarter ended March 31, 2020).

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Average Annual Total Returns (for the Periods Ended December 31, 2024)
	One Year	Five Year	Ten Year
Return Before Taxes	28.69%	16.15%	13.22%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Bloomberg US 3000 Total Return Index (reflects no deductions for fees, expenses, or taxes)	23.37%	13.82%	12.52%
Bloomberg U.S. Mid Cap Growth Index (reflects no deductions for fees, expenses, or taxes)	15.76%	10.82%	10.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods covered by the table above and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	Disciplined Growth Investors, Inc. (“DGI”).

Portfolio Managers:	Fred Martin, Rob Nicoski, Nick Hansen, and Jason Lima have each been a portfolio manager of the Fund since December 2025. Mr. Martin, Mr. Nicoski, Mr. Hansen, and Mr. Lima are jointly and primarily responsible for day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The initial investment minimum for the Fund is either:

●	$10,000 or greater as a lump sum investment, no minimum for subsequent purchases

OR

●	$100/month or greater if an automatic monthly investment is established with monthly contributions of at least $100 until the account balance reaches $10,000, and the shareholder agrees to e-delivery of account statements and transaction confirmations.

The initial investment minimum for IRA and Roth IRA accounts is either:

●	The annual maximum IRA or Roth IRA contribution amounts allowed by the IRS. As of the date of this Prospectus, the annual maximum is $7,000.

OR

●	$100/month or greater as an Automatic Investment Plan (“AIP”)

In the event that the aforementioned monthly contributions lapse prior to the account balance reaching $10,000, the Fund reserves the right to liquidate the account and return proceeds to the shareholder, provided that the Fund also may, upon satisfactory demonstration of hardship, make exceptions to the liquidation policy in the event of a lapse in monthly contributions.

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Purchases, exchanges and redemptions may be made on any business day through certain broker-dealers or other financial intermediaries, the Fund’s website at www.dgifund.com, by telephone at 855-DGI-FUND (855-344-3863) or by regular mail at The DGI Fund c/o Paralel Technologies, PO Box 2170, Denver CO, 80201.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. See “Dividends, Distributions, and Taxes – Dividends and Distributions” for more information.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Information About the Fund

Additional Information About the Fund’s Investment Objective.

The Fund seeks long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s investment objective and/or the Fund’s principal investment strategies may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

Additional Information About the Fund’s Investment Strategies.

The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities. The Adviser seeks to generally invest in mid-sized companies, which the Adviser regards as those with market capitalizations at the time of purchase greater than $1 billion and less than $15 billion. The Adviser employs a “bottom-up” approach to building a portfolio. The Adviser’s goal is to find stocks that it believes meet its criteria of sustainable competitive advantage relative to industry peers, long-term superior return on capital coupled with the financial ability to meet reasonable growth objectives.

The Adviser typically seeks to hold approximately 30-50 U.S. listed companies. While the Adviser generally seeks to diversify across sectors and industries, the Fund may hold a significant portion of its investments in the information technology sector. The Adviser will sell a stock through a process of allocating capital to the highest expected returns or if individual security risks become unacceptably high.

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If the Adviser cannot find qualifying investments, the Fund may hold cash and short-term securities. The Adviser seeks to invest primarily in U.S. companies but may invest in foreign companies from time to time.

Principal Securities in which the Fund Invests

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Mid-Sized Company Securities

Mid-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, mid-sized company securities may trade less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Mid-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, mid-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Other Investment Policies

Temporary Defensive Positions/Cash Positions

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities or cash and cash equivalents. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. Under such circumstances, the Fund may not achieve its investment objective.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures utilized by the valuation designee, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

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Investment Limitations

Except with respect to the illiquid investment restrictions set forth above and as otherwise required by the 1940 Act and the rules and regulations thereunder, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Non-Diversification

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

Additional Information About the Fund’s Principal Risks. An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The following provides additional information about the Fund’s principal risks. It is important that investors closely review and understand these risks before making an investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

●	Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when the Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

●	Currency Risk. This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “FEDERAL INCOME TAXES” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

●	Equity Securities Risk. The Fund invests primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. The value of your investment in the Fund fluctuates daily with stock price movements and, upon redemption, may be worth more or less than what you paid. The Fund seeks to minimize this risk of loss of capital by (i) seeking a substantial margin of safety for securities purchases in terms of the extent to which the Fund’s appraised value for a security exceeds the corresponding price, and (ii) limiting investments to companies believed to have identifiable, sustainable competitive advantages that will allow them to produce free cash flow and earn superior cash returns on capital. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, there is a risk that investments may never reach what the Fund believes are their true values, either because the market fails to recognize that value or because the Fund did not accurately predict the true value. Loss of money is, therefore, a risk of investing in the Fund.

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●	Growth Stock Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be materially adversely affected if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

●	Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry- specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in particular industry increase the Fund’s exposure to the risks associated with the particular industry.

●	Managed Portfolio Risk. As an actively managed portfolio, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Adviser’s investment techniques could fail to achieve the Fund’s investment objective. As with any mutual fund, the fees and expenses of the Fund also impact performance. There is no guarantee that the Fund will achieve its investment goals.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

●	Mid-Capitalization Risk. The Fund may invest significantly in mid-capitalization stocks, which are often more volatile and less liquid in larger companies. The frequency and volume of trading in securities of mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

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●	Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

●	Technology Sector Risk. To the extent the Fund invests in technology companies, the Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

 Portfolio Holdings Information

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).

Management

Investment Adviser

Disciplined Growth Investors, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser began managing domestic equity and balanced portfolios in February 1997 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, Minnesota 55402.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides at the annual rate of 0.85% of the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the advisory agreement for additional one-year terms. The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Advisory Agreement will be available in the Fund’s [semi-annual report to shareholders for the period ended [March 31, 2026].]

Portfolio Managers

The portfolio managers are jointly and primarily responsible for the day-to-day operation of the Fund.

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Fred Martin, CFA

Mr. Martin is Lead Portfolio Manager of DGI. Fred has been a portfolio manager of the Fund since December 2025 (including as a portfolio manager of the Predecessor Fund since March 31, 1997). Mr. Martin founded DGI in 1997.

Rob Nicoski, CFA

Mr. Nicoski is Chief Investment Officer of DGI. Rob has been a portfolio manager of the Fund since December 2025 (including as a portfolio manager of the Predecessor Fund since May 31, 2004). Mr. Nicoski has been with DGI since 2003.

Nick Hansen, CFA, CAIA

Mr. Hansen is Lead Portfolio Manager of DGI. Nick has been a portfolio manager of the Fund since December 2025 (including as a portfolio manager of the Predecessor Fund since November 1, 2019). Mr. Hansen has been with DGI since 2006.

Jason Lima, CFA

Mr. Lima Lead Portfolio Manager of DGI. Jason has been a portfolio manager of the Fund since December 2025 (including as a portfolio manager of the Predecessor Fund since October 1, 2019). Mr. Lima has been with DGI since 2011.

The SAI provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares of the Fund.

How to Buy and Sell Shares

Classes of Shares

The Fund currently offers one class of shares.

The Fund’s shares are generally offered through certain types of financial intermediaries, certain institutional investors and directly from the Fund. The Fund’s shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, foundations/endowments and individual investors.

Investment Minimums

The initial investment minimum for the Fund is either:

●	$10,000 or greater as a lump sum investment, no minimum for subsequent purchases

OR

●	$100/month or greater if an automatic monthly investment is established with monthly contributions of at least $100 until the account balance reaches $10,000, and the shareholder agrees to e-delivery of account statements and transaction confirmations.

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The initial investment minimum for IRA and Roth IRA accounts is either:

●	The annual maximum IRA or Roth IRA Contribution Amounts allowed by the IRS.

OR

●	$100/month or greater as an AIP and the $6,500 investment will be waived.

In the event that the aforementioned monthly contributions lapse prior to the account balance reaching $10,000, the Fund reserves the right to liquidate the account and return proceeds to the shareholder, provided that the Fund also may, upon satisfactory demonstration of hardship, make exceptions to the liquidation policy in the event of a lapse in monthly contributions.

Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums.

Purchases, exchanges and redemptions may be made on any business day through certain broker-dealers or other financial intermediaries, the Fund’s website at www.dgifund.com, by telephone at 855-DGI-FUND (855-344-3863), by facsimile at (720) 798-5535, or by regular mail at The DGI Fund c/o Paralel Technologies, PO Box 2170, Denver CO, 80201.

An annual IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund is charged by the custodian on an annual basis.

Determination of NAV

The price of a share of the Fund is based on the net asset value (“NAV”) of such Fund. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation and forms the basis for all transactions involving buying, selling, or reinvesting in shares.

The Fund’s investments are valued according to market value. When a market quote is not readily available, the security’s value is based on fair value as determined by the Adviser, subject to the applicable requirements of the 1940 Act and the rules and regulations promulgated thereunder, as described below.

Fair Value Pricing

The Adviser has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de- listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith by the adviser and in accordance with the adviser’s fair value methodologies. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Adviser may not be able to obtain the fair value assigned to the security upon the sale of such security.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund is intended for long-term investors. The Board of Trustees has adopted policies and procedures to restrict market timing. “Market timing” refers to a pattern of frequent purchases and sales of the Fund’s shares, often with the intent of earning arbitrage profits, in excess of prescribed prospectus limits. Market timing can harm other shareholders in various ways, including diluting the value of shareholders’ holdings, increasing the Fund’s transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains and causing the Fund to hold excess levels of cash. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Fund reserves the right to reject purchase orders in whole or in part when, in the judgment of the Adviser or Paralel Technologies LLC, the transfer agent for the Fund, such rejection is in the best interest of such Fund.

The Fund does not knowingly accommodate “market-timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Therefore, the Fund takes steps to reduce the frequency and effect of these activities by assessing redemption fees as described below, monitoring trading activity, and using fair value pricing, as determined by the Trust’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Fund makes efforts to identify and restrict frequent trading, each Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund exercises their best judgment to use these tools in a manner they believe consistent with shareholder interests.

Trading Practices

The Fund reserves the right, in its sole discretion, to identify trading practices as abusive, and may deem the sale of all or a substantial portion of a shareholder’s shares to be abusive. The Fund will determine abusive trading practices on a case-by-case basis.

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The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, any Fund believes that a shareholder has engaged in excessive short-term trading, it may ask the shareholder to stop such activities or may refuse to process purchases or exchanges in that shareholder's accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. The Fund may consider trading done in multiple accounts under common ownership or control. The Fund endeavors to apply these market timing procedures uniformly to all shareholders.

BUYING SHARES

Timing of Requests

The price per share will be the NAV next computed after the time your request is received in good order by the Transfer Agent. All requests received in good order on a business day the NYSE is open and before the close of regular trading on the NYSE will be processed same day. The close of regular trading is generally 4:00 p.m., Eastern Time, but may be earlier in the case of a holiday or when an emergency exists. Requests received outside of NYSE trading hours on a business day the NYSE is open will be processed on the next business day. Plan administrators are responsible for transmitting orders in a timely manner.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	The name of the Fund

●	The dollar amount of shares to be purchased

●	Completed purchase application or investment stub/account number

Shares of the Fund may be purchased only on days the NYSE is open for trading. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through a broker/dealer organization

Plans and their participants can purchase shares of the Fund through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Please keep in mind that your broker/dealer may charge additional fees for its services. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s designee receives the order.

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By mail

To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to “The Disciplined Growth Investors Equity Fund.” The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. If your check is returned for any reason, a $25 fee will be assessed against your account. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information from investors as part of the Fund’s anti-money laundering program. As requested on your account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted without providing a permanent street address on your application.

Regular Mail

The Disciplined Growth Investors Equity Fund

PO Box 2170

Denver, CO 80201

Overnight Delivery

The Disciplined Growth Investors Equity Fund c/o Paralel Technologies

1700 Broadway, Suite 2100

Denver, CO 80290

By Telephone

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, when you deposit your account application form, additional purchase request or redemption request in the mail, or use other delivery services, or if your documents are simply in the Transfer Agent’s post office box, that does not mean that the Fund’s Transfer Agent actually received those documents.

To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Fund toll free at 855-DGI-FUND (855-344-3863) to move money, in amounts of $50 or more, from your bank account to your Fund’s account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire

Initial Investment—By Wire

Upon receipt of your completed application, and it is determined to be in good order, your account will be established within 24 hours. You may contact the Transfer Agent by phone at 855-DGI-FUND (855-344-3863) to obtain your account number and wiring instructions.

For Subsequent Investments—By Wire

To make additional investments by wire, please contact the Transfer Agent by phone at 855-DGI-FUND (855-344-3863) for further instructions.

Through an AIP

Once your account has been opened, you may purchase shares of the Fund through an AIP. You can have money automatically transferred from your checking or savings account on a monthly or quarterly basis. To be eligible for this plan, your bank must be a U.S. institution that is an ACH member. The Fund may modify or terminate the AIP at any time. To begin participating in the Plan, you should complete the AIP section on your account application or call the Fund’s Transfer Agent at 855-DGI-FUND (855-344-3863). The first AIP purchase will take place no earlier than 15 days after the Fund’s Transfer Agent has received your request. If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an AIP should be submitted to the Transfer Agent five (5) days prior to effective date.

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Shares of the Fund have not been registered for sale outside of the United States and the Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except investors with United States military APO or FPO addresses.

SELLING SHARES

Methods of Selling

Through a broker-dealer organization

If you purchased your shares through a broker/dealer or other financial organization, your redemption order must be placed through the same organization as it is responsible for sending redemption orders to the Fund. Please keep in mind that your broker/dealer may charge additional fees for its services. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

By Mail

Send your written redemption request to the address below. Your request should contain the name of the specific Fund, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter as their names appear on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).

Regular Mail

via US Postal Service:

The Disciplined Growth Investors Equity Fund

PO Box 2170

Denver, Colorado 80201

Overnight Delivery

The Disciplined Growth Investors Equity Fund c/o Paralel Technologies

1700 Broadway, Suite 2100

Denver, Colorado 80290

By telephone

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem as little as $500 and as much as $100,000 by calling toll-free 855-DGI-FUND (855-344-3863). Proceeds of a telephone redemption may be sent by check to your address of record, proceeds may be wired to your bank account designated on your account, or funds may be sent via electronic funds transfer through the ACH network to a predetermined bank account. If proceeds are wired, your bank may charge a fee to receive wired funds and the Transfer Agent charges a $15 outgoing wire fee. There is no charge for proceeds to be sent through the ACH network, and such transfers are completed within two business days. A signature guarantee may be required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded. No telephone redemptions may be made within 30 days of any address change.

Through a systematic withdrawal plan

If you own shares with a value of $10,000 or more, you may participate in the systematic withdrawal plan. Under the plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This program may be terminated at any time by the Fund. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent at least five (5) days in advance of the next withdrawal. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

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Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Such redemption requests not indicating an election not to have tax withheld will generally be subject to 10% withholding. IRA accounts may not be redeemed by telephone.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if it is not.

A signature guarantee of each owner is required to redeem shares in the following situations:

●	If ownership is changed on your account.

●	When redemption proceeds are sent to any person, address or bank account not on record;

●	Written requests to wire redemption proceeds (if not previously authorized on the account);

●	When establishing or modifying certain service on an account;

●	If a change of address or bank account was received by the Transfer Agent within the last 30 days.

●	For all redemptions in excess of $100,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Fund’s Transfer Agent reserves the right to reject any signature guarantee.

When Redemption Proceeds Are Sent to You

Your shares will be redeemed at the NAV next determined after the Fund’s Transfer Agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

All requests received in good order by the Fund’s Transfer Agent before the close of the regular trading session of the NYSE (usually 4:00 p.m. Eastern time) will normally be wired to the bank you indicate, mailed to the address of record or sent to a predetermined bank account via the ACH network on the following business day. Except in extreme circumstances, proceeds will be sent within seven (7) calendar days after the Fund receives your redemption request.

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When making a redemption request, make sure your request is in good order. “Good order” means your redemption request includes:

●	The name of the Fund

●	The dollar amount or the number of shares to be redeemed Signatures of all registered shareholders exactly as the shares are registered, with signatures guaranteed, if applicable

●	The account number

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request but will not mail or wire the proceeds until your purchase check has cleared (usually within 10 days after the date of purchase).

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it in the best interests of all shareholders and determines that the redeeming shareholder will not be favored over remaining shareholders, the Fund may pay redemption proceeds to the redeeming shareholder in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations. Securities used to redeem Fund shares will be valued as described in “Fair Value Pricing” above. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

ADDITIONAL POLICIES

Telephone Transactions

Once you place a telephone transaction request, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone requests are genuine. The Fund may be responsible if they do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided the Fund reasonably believes the instructions were genuine and have employed reasonable procedures to verify the shareholder’s identity. Contact the Fund immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account.

During times of unusual market activity, the Fund’s phones may be busy and you may experience a delay in placing a telephone request. Since telephone trades must be received by or prior to market close, please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund’s Transfer Agent by phone, shares may also be purchased or redeemed by delivering the redemption request to the Fund’s Transfer Agent.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call the Fund’s Transfer Agent toll free at 855-DGI-FUND (855-344-3863) or visit www.dgifund.com..

Investing Through a Third Party

If you invest through a third party (rather than with the Fund directly), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisers, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These fees and conditions are in addition to those imposed by the Fund. In addition, the options and services available specifically to a retirement plan may be different from those discussed in this prospectus. Consult a representative of your plan or financial institution if you are not sure.

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Information for Retirement Plan Participants

Participants in retirement plans generally must contact the plan’s administrator to purchase, redeem or exchange shares. Shareowner services, such as opening an account, may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants’ investments. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire/Insufficient Fund Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker- dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to pay out dividends, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions in cash, if any. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

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The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell your Shares.

Taxes on Distributions

The Fund intends to distribute, at least quarterly, substantially all of its net investment income and any net capital gains annually. The distributions you receive may be subject to federal, state, and local taxation, depending on your tax situation. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable at the rate applicable to long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to certain individuals in lower tax brackets). Distributions of short-term capital gain generally will be taxable as ordinary income. Dividends and distributions generally are taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains. For such dividends to be taxed as qualified dividend income to a non-corporate shareholder, the Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of such Fund’s Shares. Holding periods may be suspended for these purposes for stock that is hedged. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by such Fund from U.S. corporations, subject to certain limitations. Certain of the Fund’s investment strategies may limit their ability to distribute dividends eligible to be treated as qualified dividend income or for the dividends received deduction applicable to corporate shareholders.

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Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares by non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which generally would be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

Taxes When Fund Shares are Sold

 Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares acquired by purchase generally will be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Taxation of Fund Investments

If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury Regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to the favorable income tax treatment described above and would not be eligible for the dividends-dividends received deduction for corporate shareholders. In addition, straddles are generally subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that such Fund has unrealized gains with respect to the other position in such straddle; (2) such Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Foreign Investments by the Fund

The Fund may invest in foreign securities. Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If the Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. The Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

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Distribution

Paralel Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor continually distributes shares of each fund on a commercially reasonable efforts basis. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 2100, Denver, Colorado 80290.

OTHER INFORMATION AND Additional Notices

Certain Conditions on Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Second Amended and Restated Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including that: (i) the Trustees must have a reasonable amount of time to assess the complaining shareholders’ request for action, (ii) at least 10% of shareholders of the Fund must participate in the action (except with respect to claims arising under federal securities laws), and (iii) complaining shareholders must undertake to pay the expenses of advisers that the Trustees engage in consideration of whether to bring an action in the event the Trustees determine not to bring an action (except with respect to claims arising under federal securities laws).

In addition, shareholders wishing to pursue a derivative action (except with respect to claims arising under federal securities law) must bring the compliant all shareholder legal complaints must be brought in the courts of the Court of Chancery of the State of Delaware, or if such court does not have subject matter jurisdiction, any other court with appropriate subject matter jurisdiction in the State of Delaware. For non-federal securities laws claims, this requirement may be inconvenient for some shareholders and may cause such claims to be made in a less favorable forum than otherwise may have been made.

Financial Highlights

Because the Fund is newly offered, financial highlights are not yet available.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Trustees of the Elevation Series Trust (the “Trust”) has established the following policy regarding information about the Trust’s shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement

The Trust may collect nonpublic information (e.g., your name, address, e-mail address, Social Security Number, Trust holdings (collectively, “Personal Information”)) about shareholders from transactions in Trust shares. The Trust will not release Personal Information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Trust (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Trust have not and will not in the future give or sell Personal Information about their current or former shareholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

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The Trust may make certain electronic services available to their shareholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Trust may also contact shareholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic shareholder communications or to update your Personal Information. In no event will the Trust transmit your Personal Information via email without your consent.

Use of Personal Information

The Trust will only use Personal Information (i) as necessary to service or maintain shareholder accounts in the ordinary course of business and (ii) to support business functions of the Trust and their affiliated businesses. This means that the Trust may share certain Personal Information, only as per mitted by law, with affiliated businesses of the Trust, and that such information may be used for non- Trust-related solicitation. When Personal Information is shared with the Trust’s business affiliates, the Trust may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information

Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

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Adviser	Disciplined Growth Investors, Inc. Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402	Distributor	Paralel Distributors LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Drive, MK-WI-S302 Milwaukee, WI 53212	Fund Accountant, Administrator, and Transfer Agent	Paralel Technologies LLC 1700 Broadway, Suite 2100 Denver, Colorado 80290
Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, Ohio 43215	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 8101 East Prentice Ave., Suite 750 Greenwood Village, CO 80111

The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated December [ ], 2025 is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the applicable Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports (once available) free of charge, please call the Fund’s Distributor at 855-DGI-FUND (855-344-3863). Free copies of the Fund’s shareholder reports, Prospectus, and the Statement of Additional Information are also available from our website at www.dgifund.com.

Shareholder reports and other information about the Fund are also available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

SEC Investment Company Act File No. 811-23812

SUBJECT TO COMPLETION

Dated December 29, 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

The Disciplined Growth Investors Equity Fund

a series of Elevation Series Trust

STATEMENT OF ADDITIONAL INFORMATION

December [●], 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated December [●], 2025, as may be supplemented from time to time (“Prospectus”), of The Disciplined Growth Investors Equity Fund (the “Fund”), a series of Elevation Series Trust (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus may be obtained, without charge by calling 855-DGI-FUND (855-344-3863), visiting www.dgifund.com, or writing to Paralel Distributors LLC, 1700 Broadway Suite 2100, Denver, Colorado 80290.

Table of Contents (To BE UPDATED)

 i

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust is an open-end management investment company, currently consisting of multiple investment series. This SAI relates to The Disciplined Growth Investors Equity Fund (the “Fund”). The Trust was organized as a Delaware statutory trust on March 7, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company, and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is actively managed. The Trust is governed by its Board of Trustees (the “Board”). Disciplined Growth Investors Inc. (the “Adviser”) serves as investment adviser to the Fund. The Fund’s investment objective is long-term capital growth.

The Fund offers and issues Shares at its net asset value (“NAV”).

The Fund is expected to acquire all of the assets and liabilities of the predecessor limited partnership, Navigator Investors, L.P. (the “Predecessor Fund”), in a tax-free reorganization on or about January 26, 2026 (the “Reorganization”). The Predecessor Fund had the same investment objectives, strategies and policies as the Fund at the time of the Reorganization.

The Fund is advised by the Adviser. The Adviser was also the investment adviser to the Predecessor Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

A mutual fund may elect to operate as a “diversified company,” which generally is defined in Section 5(b)(1) of the 1940 Act as any management investment company, if at least 75 percent of the company’s assets consist of cash, cash items, government securities, securities of other investment companies, and other securities. For the purposes of this calculation, “other securities” are limited in regard to any issuer to an amount not greater than 5 percent of the value of the total assets of the management company and to not more than 10 percent of the outstanding voting securities of the issuer. As of the date hereof, the Fund is classified as non-diversified.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such portfolio companies to lose value.

Recent Market Events. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. Each of the permitted investments described below applies to the Fund unless otherwise noted.

Equity Investments

The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. The Fund’s investment process is biased toward growth with respect to its equity portion.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that the Fund’s futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. The Adviser intends to (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA. CFTC regulations governing the use of commodity interests, including certain futures contracts, by investment companies such as the Fund may be subject to amendment. Amendments to such regulations by the CFTC may affect the ability of the Fund to use futures and commodity interests and could affect the Fund’s ability to achieve its investment objective.

Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities.

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed-income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Interest Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the requirements described above under “Regulation of Derivatives.”

Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the CFTC, SEC, or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd Frank Wall Street Reform Act (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time the Fund makes those payments, the amount of local currency that must be converted in order to pay such expenses in U.S. dollars will be greater than the corresponding amount of such currency required to be converted at the time the obligations were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “FEDERAL INCOME TAXES.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, Fitch and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related and Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable-Rate Mortgage Backed Securities

Adjustable-rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.mor

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with the Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPO”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed-income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, Fitch and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s, Fitch and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

Floating and Variable Rate Instruments

The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser pursuant to guidelines established by the Board. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144A securities on certain exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

To avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to zero coupon securities, certain pay-in-kind bonds, deferred payment securities and certain other securities, and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Borrowing

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the borrowing Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, such Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Derivative Instruments

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, and swap agreements. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and if the Fund’s use of derivatives is more than a limited specified exposure amount, requires the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised, and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, or it delivers the underlying instrument upon exercise. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Developing government regulation of derivatives. The regulation of certain derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

Equity securities, such as the common stock of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio also may cause the value of such Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

When-Issued Securities - A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks — Preferred stocks also are units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Medium-Sized Companies — Investors in medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks — A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company, and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Exchange-Traded Funds

The Fund will invest in shares of other investment companies (including exchange-traded funds (“ETFs”)). As the shareholder of another ETF, the Fund would bear, along with other shareholders, its pro rata portion of the other ETF’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund’s investments in other ETFs may be limited by applicable law.

Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF’s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund’s NAV. The Fund also may invest in ETFs and other investment companies that seek to return the inverse of the performance of an underlying index on a daily, monthly, or other basis, including inverse leveraged ETFs.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Illiquid Investments

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Fund to dispose of illiquid investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund that are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances and to invest in securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the applicable Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund’s potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass- through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi- annually and repay the principal at maturity.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

2.	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

3.	Borrow money, except as permitted under the 1940 Act.

4.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

5.	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

6.	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

7.	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; or

8.	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of Restriction (2), the Disciplined Growth Investors Equity Fund currently intends to use the Russell Global Sector Classifications (“RGS”). The use of any particular industry classification system with respect to Restriction (2) is not a fundamental policy of the Fund. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund complies with applicable regulatory requirements. See “Borrowing” above.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

Non-Fundamental Investment Restrictions

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether the Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund”) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board determines that a conversion to a master/feeder structure is in the best interest of the Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor, and the Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify such events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser will provide the Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer and other service providers such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees the Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Bradley Swenson serves as Chairman of the Board and is an interested person of the Trust and Mr. Steven Norgaard serves as the Trust’s Lead Independent Trustee. As Lead Independent Trustee, Mr. Norgaard acts as a spokesperson for the Independent Trustees in between meetings of the Board, serves as a liaison for the Independent Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees.

The Board is comprised of a super-majority (66.6 percent) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Kimberly Storms Birth Year: 1972	Trustee	Since 2022	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	37	Sterling Capital Funds (Since October 2022)
Steven Norgaard Birth Year: 1964	Trustee	Since 2022	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	38(2)	Frontier Funds (6 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustees and Officers
Bradley J. Swenson Birth Year: 1972	Trustee, President	Since 2022	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).	37	ALPS Series Trust (March 2021 to March 2022)

(1)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of the Trust (37 funds, including the Fund) are included in the Fund Complex.

(2)	Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality GARP ETF and SRH REIT Covered Call ETF, two series of the Trust.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

Steven K. Norgaard. Mr. Norgaard is lead independent trustee of the Trust and is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. In addition, he serves as an independent director on the Board of Directors of the SRH Total Return Fund, Inc. and currently serves as audit committee chair. He has also served on the Board of Directors of ATG Trust Company from 2007-2021; and on the Fronter Funds Board of Directors. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 to 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds completed a merger into the Fund currently known as SRH Total Return Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the Board of Trustees and is the Trust’s Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brenna Fudjack, 1986	Chief Compliance Officer	Indefinite term; since 2023	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022; Compliance Officer for Shelton Capital Management from 2017-2018; and Compliance Manager among other compliance roles for ALPS Fund Services, Inc. from 2010-2017.
Nicholas Austin, 1981	Treasurer	Indefinite term; since 2023	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018 until 2022, and as Chief Financial Officer of Champion Medical Center from 2016 until 2018.
Nicholas Adams, 1983	Secretary	Indefinite term; since 2025	Mr. Adams joined Paralel Technologies LLC as Investment Counsel in 2025. Prior to his current role, Mr. Adams served as Principal Legal Counsel for SS&C ALPS from 2022 – 2024, and associate counsel for Arnold, Newbold, Sollars and Hollins, P.C. from 2020 – 2022 and Stanziola Estate Law from 2019-2020

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the “Exchange Act”).

As of the date of this SAI, the Trustees beneficially owned the following amounts in the Fund and the same Family of Investment Companies of the Fund:

Name	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Securities in the Family of Investment Companies
Interested Trustees
Bradley J. Swenson	None	None
Independent Trustees
Kimberly Storms	None	None
Steven Norgaard	None	None

Board Compensation. The Independent Trustees each receive a fee of $12,500 per quarter, a special meeting fee of $2,500, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. The Audit Committee Chair also receives a fee of $2,000 per quarter. The Trust has no pension or retirement plan.

Independent Trustee fees are paid by the adviser of each series of the Trust through the applicable adviser’s unitary management fee, and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation anticipated to be earned by each Trustee during the initial fiscal year of the Fund.

Name	Aggregate Compensation From Fund*	Total Compensation From Fund Complex Paid to Trustees*
Interested Trustees
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$2,484	$58,000
Steven Norgaard	$2,141	$50,000

*       Estimated for the initial fiscal year of the Fund.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the date of this SAI, no Trustees and officers of the Trust owned Shares of the Fund.

CODES OF ETHICS

The Trust, the Adviser and the Distributor (as defined under “The Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted the Institutional Shareholder Services Inc. Proxy Voting Guidelines as part of the Adviser’s proxy voting policies for this purpose (“Proxy Voting Policies”) and to assist with voting proxies in a timely manner and making voting recommendations under guidelines adopted by the Adviser. A copy of the Adviser’s Proxy Voting Policies are set forth in Appendix A to this SAI. The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Distributor at 855-DGI-FUND (855-344-3863) and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Investment Adviser

Disciplined Growth Investors, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser began managing domestic equity and balanced portfolios in February 1997 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. The current term of the Advisory Agreement is one year. The Board may extend the advisory agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services for the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Advisory Agreement will be provided in the Fund’s first Form N-CSR filing.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PORTFOLIO MANAGERS

The Fund is managed by Fred Martin, Rob Nicoski, Nick Hansen, and Jason Lima (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.

Compensation

Fred Martin has a compensation package that is a combination of base salary, incentive, and the firm’s revenues and profits. Rob Nicoski, Nick Hansen, and Jason Lima each have a compensation package consisting of a base salary, incentive and bonus compensation. Incentive and bonus compensation are based upon the relative and absolute performance of the small cap and mid cap equity composites of the firm, their contribution to the performance of the composites, and the financial performance of the firm. Investment performance bonuses are not directly based on Fund pre- or post-tax performance. Investment performance bonuses are weighted 50% to absolute performance and 50% to performance as compared to a relevant set of benchmarks for each composite:

DGI Composite:	Benchmark(s):
Mid Cap Growth	Bloomberg US Mid Cap Growth Index, Bloomberg Mid Cap Index, S&P 500
Small Cap Growth	Bloomberg US 2000 Growth Index
Balanced Growth	S&P 500 Index

Share Ownership

The Fund is required to show the dollar ranges of each Portfolio Manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

Other Accounts

In addition to the Fund, the Portfolio Managers managed the following other accounts as of November 30, 2025, none of which were subject to a performance fee:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Fred Martin	1	$581.00	4	$912.53	139	$3,823.43
Rob Nicoksi	1	$581.00	3	$397.48	139	$3,823.43
Nick Hansen	1	$581.00	3	$397.48	139	$3,823.43
Jason Lima	1	$581	3	$397.48	139	$3,823.43

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objective, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

THE DISTRIBUTOR

The Trust and Paralel Distributors LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for each series of the Trust, including the Fund, and distributes Shares. Shares are continuously offered for sale by the Distributor. The principal business address of the Distributor is 1700 Broadway, Suite 2100, Denver, CO 80290.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary Compensation. The Fund or the Adviser may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 855-DGI-FUND (855-344-3863).

THE ADMINISTRATOR, CUSTODIAN, AND TRANSFER AGENT

Paralel Technologies LLC (“PTL”), located at 1700 Broadway Suite 2100, Denver, Colorado 80290 serves as the Fund’s administrator and fund accountant. PTL is the parent company of Paralel Distributors LLC, the Fund’s Distributor.

Pursuant to an Administration and Fund Accounting Agreement between the Trust and PTL, PTL provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, PTL does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays PTL a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. PTL also is entitled to certain out-of-pocket expenses for the services mentioned above.

Pursuant to a Custody Agreement, U.S. Bank, N.A. and Trust Company (the “Custodian”), serves as the Custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

Pursuant to a Transfer Agency Agreement, PTL (in such capacity, the “Transfer Agent”) serves as Transfer Agent for the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee from the Fund.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as legal counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 8101 East Prentice Ave., Suite 750, Greenwood Village, CO 80111, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each quarter and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated quarterly.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares. Each Share represents an equal proportionate interest in the Fund with each other Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of Shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s Shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEE LIABILITY

The Second Amended and Restated Declaration of Trust (“Declaration of Trust”) provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser is able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser, effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Directed Brokerage. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

PURCHASE AND REDEMPTION OF SHARES

Paralel Distributors LLC (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund retains the right to limit inflows into the Fund.

Share Classes

The Fund currently offers one class of shares.

Purchasing Shares

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.

Stock Certificates and Confirmations

The Fund does not generally issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder’s address of record.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of practices, procedures and controls, designation of anti-money laundering compliance officers, and an ongoing training program (either by the Adviser or its appropriate delegee, including service providers) to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures, are reporting suspicious and/or fraudulent activity and are carrying out a complete and thorough review of all new account opening applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons. The Fund may also be required to transfer the account or proceeds of the account to a government agency.

Redeeming Shares

Signature Guarantees. A signature guarantee of each shareholder on an account is required to redeem shares if a shareholder requests (i) redemption proceeds be sent to an address or bank other than that on record with the applicable Fund or (ii) proceeds be made payable to someone other than the shareholder(s) of record.

Signature guarantees are designed to protect both the shareholder and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. The Fund do not accept signatures guaranteed by a notary public.

Additional Documentation. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, Trustees, administrators, or guardians. The Fund’s transfer agent requires documents from entities to identify individuals possessing authority to redeem shares from the Fund. The documentation may include corporate resolutions, partnership agreements, trust instruments or plans that give such authority to the individual.

Redemption In-Kind. The Fund has elected to be subject to Rule l8f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the applicable Fund’s shares (a “redemption in-kind”). Shareholders receiving securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes on the Fund shares that they redeem, and when they dispose of the securities received in kind will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund’s assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call toll free 1-877-485-8586). This will provide the applicable Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of such Fund’s remaining shareholders.

DETERMINATION OF NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by PTL and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to reduce or eliminate federal excise or income taxes or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book- entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.

Taxation of the Fund. The Fund elected and intends to continue to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on their net investment income and capital gains, if any, to the extent that they timely distribute such income and capital gains to their shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short- term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the fund level rather than at the Trust level.

If either of the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, that Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate (currently, 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Board determines that the Fund will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Each of the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. Each of the Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each of the Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to the Fund’s shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each of the Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or from a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT; however, dividends received by the Fund from a REIT are generally not treated as qualified dividend income. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain distributions from the Fund that are attributable to certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, and (2) that is held in an unleveraged position) may be eligible for the 50% dividends received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends received deduction. To qualify for a dividends received deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends received deduction with respect to those Shares.

The Fund that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. The Fund’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the Fund’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. The Fund may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Redemption or Exchange of Shares. A redemption or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares (including either a redemption or an exchange for shares of a different fund) will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares, and may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares.

Taxation of Shareholders – Net Investment Income Tax. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the redemption or exchange of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent that the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, in many cases, a tax-exempt shareholder may be able to invest in the Fund without receiving UBTI from its investment in the Fund. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund’s until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of Funds and of Fund shareholders with respect to distributions by the Fund’s may differ from federal tax treatment.

FINANCIAL STATEMENTS

Because the Fund is newly offered as a registered investment company, financial statements are not yet available.

The Predecessor Fund’s audited financial statements for the fiscal years ended December 31, 2023, and December 31, 2024, and unaudited financial statements (including a full schedule of investments) for the period ended June 30, 2025, are attached as Appendix B. The audited financial statements of the Predecessor Fund have been audited by Plante & Moran, PLLC, the independent auditor for the Predecessor Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

The table below compares the fees and expenses you pay if you buy, hold, and sell shares of the Predecessor Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Fund after giving effect to the Reorganization. Expenses for the Predecessor Fund are based on operating expenses of the Predecessor Fund for the fiscal year ended December 31, 2024. Expenses for the Fund are pro forma operating expenses for the same period, assuming the Reorganization had occurred prior to the start of the period. This table does not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares.

Fees and Expenses	Predecessor Fund Shares	Fund Shares (pro forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%(2)	0.85%(1)
Distribution (12b-1) Fees	None	None
Other Expenses	0.01%(4)	0.00%(3)
Total Annual Fund Operating Expenses	1.01%(5)	0.85%

(1)	The Adviser will pay substantially all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services), except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Under the terms of the partnership agreement between the general partner (Disciplined Growth Investors, Inc.) and the Predecessor Fund, the Predecessor Fund is responsible for paying the management fee to the general partner, all fees and disbursements in connection with the trading and custody of Predecessor Fund securities, accounting fees, interest and taxes. The general partner is responsible for other overhead expenses, including rent, electricity, legal fees and office expenses.

(3)	Other Expenses for the Fund are estimated for its initial fiscal year.

(4)	Other Expenses of the Predecessor Fund include custody and accounting fees.

(5)	The Total Annual Fund Operating Expenses of the Predecessor Fund do not correlate to the expense ratio in the Predecessor Fund’s financial highlights because the financial statements reflect management fee waivers that are only applicable to limited partners that are affiliated with the general partner.

The Reorganization will not result in a material change to the Predecessor Fund’s investment portfolio due to the investment restrictions of the Fund. As a result, a schedule of investments of the Predecessor Fund modified to show the effects of the Reorganization is not required and is not included.

There are no material differences in accounting policies of the Predecessor Fund as compared to those of the Fund.

APPENDIX A

PROXY VOTING POLICY SUMMARY

Disciplined Growth Investors is an investment adviser registered with the U.S. Securities and Exchange Commission offering advisory accounts and services. This document summarizes our policies regarding our fiduciary duty to vote proxies in favor of shareholder interests.

Disciplined Growth Investors is responsible for voting all proxies pertaining to the assets of each account unless the client retains proxy voting authority by providing written revocation of Disciplined Growth Investors’ authority to vote such proxies. Disciplined Growth Investors uses the proxy voting service of Institutional Shareholder Services (ISS). ISS is a recognized independent authority on governance and proxy voting for institutional and corporate clients. ISS’s research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value. As such, Disciplined Growth Investors generally follows the recommendation of Institutional Shareholder Services. A copy of Institutional Shareholder Service’s policy guideline can be made available upon request. From time to time, Disciplined Growth Investors will vote differently from the position taken by Institutional Shareholder Services based on our independent evaluation of the issue being voted upon.

If a client perceives a conflict of interest between the interests of the client and the interests of Disciplined Growth Investors, Disciplined Growth Investors will require the client to personally vote the proxy. A conflict of interest could arise, if for example, the client, or an affiliate of the client, has a relationship with an issuer that is seeking proxies. For example, if Disciplined Growth Investors is advising an employee benefit plan for a publicly held issuer, and that issuer is soliciting proxies on a contested matter such as change in control transaction or contested director election, Disciplined Growth Investors would likely require that the plan’s trustee vote the proxy in those circumstances. There may be other circumstances in which a conflict situation could arise and the client would be required to vote the proxy.

Appendix B

NAVIGATOR INVESTORS, L.P.
(A DELAWARE LIMITED PARTNERSHIP)

FINANCIAL STATEMENTS

December 31, 2023

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

TABLE OF CONTENTS

Plante & Moran, PLLC 10 South Riverside Plaza 9th floor Chicago, IL 60606 Tel : 312.207.1040 Fax: 312.207.1066 plantemoran.com

Independent Auditor’s Report

To the Partners
Navigator Investors, L.P.

Opinion

We have audited the financial statements of Navigator Investors, L.P. (a Delaware limited partnership) (the “Partnership”), which comprise the statement of assets and liabilities, including the schedule of investments in securities, as of December 31, 2023 and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to those financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2023 and the results of its operations, changes in partners’ capital, and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

1

To the Partners

Navigator Investors, L.P.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 1, 2024

The accompanying notes are an integral part of these financial statements.

2

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF ASSETS AND LIABILITIES	Statement 1
December 31, 2023

Assets:
Investments in securities, at fair value (identified cost of $122,330,395)	$271,222,973
Cash and cash equivalents	8,947,956
Total assets	280,170,929

Liabilities:
Payable to partners for withdrawals	1,423,000

Net assets:
Partners’ capital accounts	$278,747,929

The accompanying notes are an integral part of these financial statements.

3

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF ASSETS AND LIABILITIES	Statement 1
December 31, 2023

Security	Number of Shares	Market Value

Common stocks - United States - 90.09% of net assets:
Consumer discretionary - 10.47%:
Floor & Decor Holdings, Inc. Class A	54,345	$6,062,728
Gentex Corporation	288,620	9,426,329
Gentherm Incorporated	34,200	1,790,712
LGI Homes, Inc.	28,485	3,793,063
Stitch Fix, Inc. Class A	189,532	676,629
Strategic Education, Inc.	23,924	2,209,860
Take-Two Interactive Software, Inc.	7,998	1,287,278
Under Armour, Inc. Class A	446,782	3,927,214
Total consumer discretionary		29,173,813

Health care - 7.14%:
Align Technology, Inc.	38,954	10,673,396
Intuitive Surgical, Inc.	21,828	7,363,894
Myriad Genetics, Inc.	96,939	1,855,412
Total health care		19,892,702

Telecommunications - 6.66%:
Arista Networks, Inc.	47,480	11,182,015
InterDigital, Inc.	35,490	3,852,085
ViaSat, Inc.	125,944	3,520,135
Total telecommunications		18,554,235

Industrials - 11.83%:
Cognex Corporation	143,850	6,004,299
Generac Holdings Inc.	23,913	3,090,516
Graco Inc.	33,950	2,945,502
Landstar Systems, Inc.	26,038	5,042,259
MSC Industrial Direct Co., Inc. Class A	19,516	1,976,190
Paychex, Inc.	15,435	1,838,463
Proto Labs, Inc.	118,576	4,619,721
Snap On Inc.	25,850	7,466,514
Total industrials		32,983,464

The accompanying notes are an integral part of these financial statements.

4

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS IN SECURITIES Schedule 1

December 31, 2023	Page 1 of 2

Security	Number of Shares	Market Value

Common stocks - United States - 90.09% (continued):
Technology - 48.53%:
Akamai Technologies, Inc.	95,390	11,289,407
Alarm.com Holdings, Inc.	101,083	,531,983
Autodesk, Inc.	28,633	6,971,563
Dolby Laboratories, Inc.	90,385	7,789,379
Intuit Corp.	10,201	6,375,931
IPG Photonics Corporation	28,915	3,138,434
Microchip Technology Incorporated	125,383	11,307,039
Plexus Corp.	108,168	11,696,206
Power Integrations, Inc.	120,122	9,863,217
Pure Storage, Inc. Class A	316,469	11,285,285
Semtech Corporation	34,723	760,780
Super Micro Computer, Inc.	169,816	48,271,896
Total technology		135,281,120

Energy - 5.46%:
Coterra Energy Inc.	298,838	7,626,346
Southwestern Energy Company	1,160,905	7,603,928
Total energy		15,230,274

Common stocks - United States - 90.09% (cost - $113,963,883)		251,115,608

Common stocks - Foreign* - 7.21%:
Consumer discretionary - 6.88%:
Garmin Ltd.	70,441	9,054,486
Royal Caribbean Cruises Ltd.	78,230	10,130,003
Total consumer discretionary		19,184,489

Energy - 0.33%:
Core Laboratories NV	52,258	922,876
Total energy		922,876

Total common stocks - Foreign - 7.21% (cost - $8,366,512)		20,107,365

Total investments in securities 97.30% (cost - $122,330,395)		$271,222,973

* Holdings are classified as “foreign” if the issuing company has one of the following characteristics:

1) headquartered outside of the U.S., 2) incorporated outside of the U.S. or 3) operates primarily outside of the U.S.

The accompanying notes are an integral part of these financial statements.

5

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF OPERATIONS	Statement 2
For The Year Ended December 31, 2023

Investment income:
Dividends (net of foreign taxes of $444)	$1,800,111
Interest	325,729
Total investment income	2,125,840

Operating expenses:
Management fee	1,273,173
Accounting fees	34,700
Custodian fees	4,426
Total operating expenses	1,312,299

Net investment income	813,541

Realized and unrealized gain on investments:
Net realized gain on investments	4,350,179
Net increase in unrealized appreciation of investments	82,244,414
Net realized and unrealized gain on investments	86,594,593

Net increase in net assets resulting from operations	$87,408,134

The accompanying notes are an integral part of these financial statements.

6

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL	Statement 3
For The Year Ended December 31, 2023

	General Partner’s Capital	Limited Partners’ Capital	Total Partners’ Capital
Balance, December 31, 2022	$2,285,264	$193,437,659	$195,722,923
Capital contributions	—	381,353	381,353
Capital withdrawals	—	(4,764,481)	(4,764,481)
Net increase in net assets resulting from operations	1,040,595	86,367,539	87,408,134
Balance, December 31, 2023	$3,325,859	$275,422,070	$278,747,929

The accompanying notes are an integral part of these financial statements.

7

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CASH FLOWS	Statement 4
For The Year Ended December 31, 2023

Cash flows from operating activities:
Net increase in net assets from operations	$87,408,134

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(17,696,742)
Proceeds from disposition of investment securities	24,199,597
Net realized gain on securities	(4,350,179)
Change in unrealized appreciation on investments	(82,244,414)
Total adjustments	(80,091,738)

Net cash provided by operating activities	7,316,396

Cash flows from financing activities:
Contributions of partnership capital	381,353
Capital withdrawals paid	(4,005,999)
Net cash used in financing activities	(3,624,646)

Increase in cash and cash equivalents	3,691,750

Cash and cash equivalents:
Beginning	5,256,206
Ending	$8,947,956

The accompanying notes are an integral part of these financial statements.

8

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2023

Note 1 NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Navigator Investors, L.P. (A Delaware Limited Partnership) (the Partnership) is in the business of investing in securities of every kind, including, but not limited to equity and debt-related securities on behalf of its partners. The Partnership is exempt from registration as an investment company under Section 3(c)(1) of the Investment Company Act of 1940. It has offered and sold limited partnership interests in reliance on the exemption from registration set forth in section 4(2) of the Securities Exchange Act of 1933 and Regulation D promulgated thereunder.

The general partner of the Partnership is Disciplined Growth Investors, Inc. (DGI). Limited partners affiliated with DGI had capital account balances totaling $124,387,330 as of December 31, 2023.

The term of the Partnership will remain perpetual, unless terminated in accordance to certain provisions of the Partnership Agreement (the Agreement).

A summary of the Partnership’s significant accounting policies follows:

The Partnership meets the definition of an “Investment Company” under accounting principles generally accepted in the United States of America (GAAP) and has applied the guidance in ASC Topic 946 “Financial Services – Investment Companies” in the accompanying financial statements.

INVESTMENTS IN SECURITIES

All investment securities transactions are recorded on a trade-date basis. Securities listed on any national securities exchange are valued at their last trade prices. Securities which are not traded on a major exchange are valued at the average of their last closing “bid” prices.

The Partnership’s securities are exposed to various risks, such as market risk, credit, and overall market volatility. Due to the level of risk associated with certain securities, it is at least reasonably possible that changes in the value of securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

Gain or loss on the sale of securities is based upon the specific-identification method.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash equivalents consist primarily of money market accounts.

At times, cash may exceed federally insured limits. The Partnership has not experienced any losses in these accounts and believes it is not exposed to any significant cash credit risk.

INVESTMENT INCOME

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

The accompanying notes are an integral part of these financial statements.

9

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2023

ALLOCATION OF NET GAINS AND LOSSES

Net gains and losses will be allocated among the partners at the end of each quarter in accordance with their percentage interest in the Partnership.

INCOME TAXES

The Partnership is not subject to federal or state income taxes, and accordingly, there is no provision for income taxes.

The Partnership has analyzed its tax positions and it has no material unrecognized income tax benefits or significant uncertain tax positions. The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Partnership did not accrue any interest or penalties.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 TRANSACTIONS WITH GENERAL PARTNER

In accordance with the terms of the Agreement, expenses paid or incurred by the Partnership include, but are not limited to, fees to the general partner, all fees and disbursements in connection with the trading and custody of securities of the Partnership, accounting fees, interest and taxes. The general partner is responsible for other overhead expenses, including rent, electricity, legal fees and office expenses.

Note 3 MANAGEMENT FEES

The Agreement provides for a management fee to be paid to the general partner on the first business day of each calendar quarter. The fee is equal to 0.25% times the sum of the total net assets of the Partnership on the last day of the preceding calendar quarter less the distributions paid out plus contributions accepted by the Partnership for interests as of the first business day of the current calendar quarter. Management fees paid to the general partner during the year ended December 31, 2023 were $1,273,173. The management fee is not charged to the capital accounts of DGI or limited partners affiliated with DGI.

Note 4 FINANCIAL HIGHLIGHTS

The following financial highlights reflect activity related to the limited partner class only for the year ended December 31, 2023:

Total return, net of fees	44.67%

Ratios to average net assets:
Expenses	(0.5%)
Net investment income (loss)	0.3%

Total return is calculated for the limited partner class taken as a whole. An individual investor’s return may vary from this return as a result of the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

10

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2023

Note 5 SUBSEQUENT EVENT

Subsequent events have been evaluated by management for recognition or disclosure through March 1, 2024, which is the date the financial statements were available to be issued.

Effective as of the opening of business on January 1, 2024, additional capital contributions of $540,000 were made by the limited partners. As of March 1, 2024, the Partnership’s net asset value substantially increased to approximately $356 million.

Note 6 FAIR VALUE MEASUREMENTS

The Partnership follows FASB’s authoritative guidance regarding “Fair Value Measurements.” This guidance establishes a framework for measuring, reporting and disclosing fair value under generally accepted accounting principles. The guidance applies to all assets and liabilities that are measured, reported and/or disclosed on a fair value basis.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Partnership values and records all investment securities transactions on a trade date basis. All of the Partnership’s securities are listed on a national or regional securities exchange. Therefore, the securities are valued at their last reported sales price on the last business day of the period.

Inputs used in the valuation methods can either be readily observable, market corroborated, or generally unobservable inputs. The fair value hierarchy is as follows:

Level 1- Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Partnership has the ability to access.

Level 2- Inputs to the valuation methodology include:

●	Quoted prices for similar assets or liabilities in active markets;

●	Quoted prices for identical or similar assets or liabilities in inactive markets;

●	Inputs other than quoted prices that are observable for the asset or liability;

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means;

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3- Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value of investments is classified as a Level 1 as they trade with sufficient frequency and volume to enable the Partnership to obtain pricing information on an ongoing basis.

The accompanying notes are an integral part of these financial statements.

11

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2023

The following table presents information about the fair value of the Partnership’s financial assets at December 31, 2023, see schedule 1 for investments by category:

	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total Fair Value
Investments	$271,222,973	$ —	$ —	$271,222,973

The accompanying notes are an integral part of these financial statements.

12

NAVIGATOR INVESTORS, L.P.
(A DELAWARE LIMITED PARTNERSHIP)

FINANCIAL STATEMENTS

December 31, 2024

The accompanying notes are an integral part of these financial statements.

13

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

TABLE OF CONTENTS

The accompanying notes are an integral part of these financial statements.

14

Plante & Moran, PLLC 10 South Riverside Plaza 9th floor Chicago, IL 60606 Tel : 312.207.1040 Fax: 312.207.1066 plantemoran.com

Independent Auditor’s Report

To the Partners
Navigator Investors, L.P.

Opinion

We have audited the financial statements of Navigator Investors, L.P. (a Delaware limited partnership) (the “Partnership”), which comprise the statement of assets and liabilities, including the schedule of investments in securities, as of December 31, 2024 and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to those financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2024 and the results of its operations, changes in partners’ capital, and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Partnership and to meet our ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

1

To the Partners

Navigator Investors, L.P.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 10, 2025

The accompanying notes are an integral part of these financial statements.

2

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF ASSETS AND LIABILITIES	Statement 1
December 31, 2024

Assets:
Investments in securities, at fair value (identified cost of $184,580,208)	$331,554,381
Cash and cash equivalents	23,942,434
Dividends receivable	43,026
Total assets	355,539,841

Liabilities:
Payable to partners for withdrawals	10,411,795
Payable for securities purchased	89,185
Total liabilities	10,500,980

Net assets:
Partners’ capital accounts	$345,038,861

The accompanying notes are an integral part of these financial statements.

3

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS IN SECURITIES	Schedule 1
December 31, 2024	Page 1 of 2

Security	Number of Shares	Market Value

Common stocks - United States - 77.19% of net assets:
Consumer discretionary - 11.17%:
Floor & Decor Holdings, Inc. Class A	93,290	$9,301,013
Gentex Corporation	288,620	8,292,053
Gentherm Incorporated	34,200	1,365,435
LGI Homes, Inc.	54,001	4,827,689
Stitch Fix, Inc. Class A	939,313	4,048,439
Strategic Education, Inc.	23,924	2,234,980
Take-Two Interactive Software, Inc.	25,905	4,768,592
Under Armour, Inc. Class A	446,782	3,699,355
Total consumer discretionary		38,537,556

Healthcare - 6.25%:
Align Technology, Inc.	38,954	8,122,299
Intuitive Surgical, Inc.	21,828	11,393,343
Myriad Genetics, Inc.	96,939	1,329,034
Progyny, Inc.	41,632	718,152
Total health care		21,562,828

Telecommunications - 10.13%:
Arista Networks, Inc.	189,920	20,991,858
InterDigital, Inc.	66,515	12,885,286
ViaSat, Inc.	125,944	1,071,783
Total telecommunications		34,948,927

Industrials - 11.82%:
Cognex Corporation	286,324	10,267,578
Generac Holdings Inc.	23,913	3,707,711
Graco Inc.	33,950	2,861,645
Landstar Systems, Inc.	26,038	4,474,891
MSC Industrial Direct Co., Inc. Class A	52,390	3,913,009
Paychex, Inc.	15,435	2,164,296
Proto Labs, Inc.	118,576	4,635,136
Snap On Inc.	25,850	8,775,558
Total industrials		40,799,824

The accompanying notes are an integral part of these financial statements.

4

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS IN SECURITIES	Schedule 1
December 31, 2024	Page 2 of 2

Security	Number of Shares	Market Value
Common stocks - United States - 77.19% (continued):
Technology - 32.70%:
Akamai Technologies, Inc.	95,390	9,124,053
Alarm.com Holdings, Inc.	177,219	10,774,915
Autodesk, Inc.	28,633	8,463,056
Dolby Laboratories, Inc.	90,385	7,059,068
DoubleVerify Holdings, Inc.	92,519	1,777,290
Intuit Corp.	10,201	6,411,329
IPG Photonics Corporation	28,915	2,102,699
Microchip Technology Incorporated	125,383	7,190,715
Plexus Corp.	107,278	16,786,861
Power Integrations, Inc.	120,122	7,411,527
Pure Storage, Inc. Class A	316,469	19,440,691
Semtech Corporation	171,483	10,606,224
Super Micro Computer, Inc.	187,301	5,708,934
Total technology		112,857,362

Energy - 5.12%:
Coterra Energy Inc.	298,838	7,632,322
Expand Energy Corporation	100,650	10,019,708
Total energy		17,652,030

Common stocks - United States - 77.19% (cost - $144,385,804)	266,358,527

Common stocks - Foreign * - 11.03%:
Consumer discretionary - 9.44%:
Garmin Ltd.	70,441	14,529,161
Royal Caribbean Cruises Ltd.	78,230	18,046,879
Total consumer discretionary		32,576,040

Energy - 1.59%:
Core Laboratories NV	317,861	5,502,174
Total energy		5,502,174

Total common stocks - Foreign - 11.03% (cost - $13,152,365)		38,078,214

Exchange-traded funds - United States - 7.86%:
Vanguard Short-Term Treasury ETF	466,099	27,117,640
Total exchange-traded funds - 7.86% (cost - $27,042,039)		27,117,640

Total investments in securities - 96.08% (cost - $184,580,208)		$331,554,381

* Holdings are classified as “foreign” if the issuing company has one of the following characteristics:

(a)       headquartered outside of the U.S.

(b)       incorporated outside of the U.S.

(c)       operates primarily outside of the U.S

The accompanying notes are an integral part of these financial statements.

5

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF OPERATIONS	Statement 2
For The Year Ended December 31, 2024

Investment income:
Dividends	$3,778,104
Interest	489,620
Total investment income	4,267,724

Operating expenses:
Management fee	1,827,364
Accounting fees	36,900
Custodian fees	5,266
Total operating expenses	1,869,530

Net investment income	2,398,194

Realized and unrealized gain on investments:
Net realized gain on investments	80,237,000
Net decrease in unrealized appreciation of investments	(1,918,405)
Net realized and unrealized gain on investments	78,318,595
Net increase in net assets resulting from operations	$80,716,789

The accompanying notes are an integral part of these financial statements.

6

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL	Statement 3
For The Year Ended December 31, 2024

	General Partner’s Capital	Limited Partners’ Capital	Total Partners’ Capital
Balance, December 31, 2023	$3,325,859	$275,422,070	$278,747,929
Capital contributions	—	2,342,550	2,342,550
Capital withdrawals	—	(16,768,407)	(16,768,407)
Net increase in net assets resulting from operations	985,904	79,730,885	80,716,789
Balance, December 31, 2024	$4,311,763	$340,727,098	$345,038,861

The accompanying notes are an integral part of these financial statements.

7

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CASH FLOWS	Statement 4
For The Year Ended December 31, 2024

Cash flows from operating activities:
Net increase in net assets from operations	$80,716,789
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(120,744,724)
Proceeds from disposition of investment securities	138,731,911
Net realized gain on securities	(80,237,000)
Increase in payable for securities purchased	89,185
Increase in dividends receivable	(43,026)
Change in unrealized appreciation on investments	1,918,405
Total adjustments	(60,285,249)

Net cash provided by operating activities	20,431,540

Cash flows from financing activities:
Contributions of partnership capital	2,342,550
Capital withdrawals paid	(7,779,612)
Net cash used in financing activities	(5,437,062)

Increase in cash and cash equivalents	14,994,478

Cash and cash equivalents:
Beginning	8,947,956
Ending	$23,942,434

The accompanying notes are an integral part of these financial statements.

8

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2024

Note 1 NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Navigator Investors, L.P. (A Delaware Limited Partnership) (the Partnership) is in the business of investing in securities of every kind, including, but not limited to equity and debt-related securities on behalf of its partners. The Partnership is exempt from registration as an investment company under Section 3(c)(1) of the Investment Company Act of 1940. It has offered and sold limited partnership interests in reliance on the exemption from registration set forth in section 4(2) of the Securities Exchange Act of 1933 and Regulation D promulgated thereunder.

The general partner of the Partnership is Disciplined Growth Investors, Inc. (DGI). Limited partners affiliated with DGI had capital account balances totaling $160,070,931 as of December 31, 2024.

The term of the Partnership will remain perpetual, unless terminated in accordance to certain provisions of the Partnership Agreement (the Agreement).

A summary of the Partnership’s significant accounting policies follows:

The Partnership meets the definition of an “Investment Company” under accounting principles generally accepted in the United States of America (GAAP) and has applied the guidance in ASC Topic 946 “Financial Services – Investment Companies” in the accompanying financial statements.

INVESTMENTS IN SECURITIES

All investment securities transactions are recorded on a trade-date basis. Securities listed on any national securities exchange are valued at their last trade prices. Securities which are not traded on a major exchange are valued at the average of their last closing “bid” prices.

The Partnership’s securities are exposed to various risks, such as market risk, credit, and overall market volatility. Due to the level of risk associated with certain securities, it is at least reasonably possible that changes in the value of securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

Gain or loss on the sale of securities is based upon the specific-identification method.

CASH AND CASH EQUIVALENTS

For purposes of reporting cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash equivalents consist primarily of money market accounts.

At times, cash may exceed federally insured limits. The Partnership has not experienced any losses in these accounts and believes it is not exposed to any significant cash credit risk.

INVESTMENT INCOME

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividend income is recorded net of foreign taxes which are insignificant for the year ended December 31, 2024.

The accompanying notes are an integral part of these financial statements.

9

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2024

ALLOCATION OF NET GAINS AND LOSSES

Net gains and losses will be allocated among the partners at the end of each quarter in accordance with their percentage interest in the Partnership.

INCOME TAXES

The Partnership is not subject to federal or state income taxes, and accordingly, there is no provision for income taxes.

The Partnership has analyzed its tax positions and it has no material unrecognized income tax benefits or significant uncertain tax positions. The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Partnership did not accrue any interest or penalties.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 TRANSACTIONS WITH GENERAL PARTNER

In accordance with the terms of the Agreement, expenses paid or incurred by the Partnership include, but are not limited to, fees to the general partner, all fees and disbursements in connection with the trading and custody of securities of the Partnership, accounting fees, interest and taxes. The general partner is responsible for other overhead expenses, including rent, electricity, legal fees and office expenses.

Note 3 MANAGEMENT FEES

The Agreement provides for a management fee to be paid to the general partner on the first business day of each calendar quarter. The fee is equal to 0.25% times the sum of the total net assets of the Partnership on the last day of the preceding calendar quarter less the distributions paid out plus contributions accepted by the Partnership for interests as of the first business day of the current calendar quarter. Management fees paid to the general partner during the year ended December 31, 2024 were $1,827,364. The management fee is not charged to the capital accounts of DGI or limited partners affiliated with DGI.

Note 4 FINANCIAL HIGHLIGHTS

The following financial highlights reflect activity related to the non-affiliated limited partner class only for the year ended December 31, 2024:

Total return, net of fees	28.36%

Ratios to average net assets:
Expenses	(1.0%)
Net investment income (loss)	0.2%

Total return is calculated for the non-affiliated limited partner class taken as a whole. An individual investor’s return may vary from this return as a result of the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

10

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2024

Note 5 SUBSEQUENT EVENT

Subsequent events have been evaluated by management for recognition or disclosure through February 10, 2025, which is the date the financial statements were available to be issued.

Effective as of the opening of business on January 1, 2025, additional capital contributions of $101,000 were made by the limited partners.

Note 6 FAIR VALUE MEASUREMENTS

The Partnership follows FASB’s authoritative guidance regarding “Fair Value Measurements”. This guidance establishes a framework for measuring, reporting and disclosing fair value under generally accepted accounting principles. The guidance applies to all assets and liabilities that are measured, reported and/or disclosed on a fair value basis.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Partnership values and records all investment securities transactions on a trade date basis. All of the Partnership’s securities are listed on a national or regional securities exchange. Therefore, the securities are valued at their last reported sales price on the last business day of the period.

Inputs used in the valuation methods can either be readily observable, market corroborated, or generally unobservable inputs. The fair value hierarchy is a follows:

Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Partnership has the ability to access.

Level 2 - Inputs to the valuation methodology include:

●	Quoted prices for similar assets or liabilities in active markets;

●	Quoted prices for identical or similar assets or liabilities in inactive markets;

●	Inputs other than quoted prices that are observable for the asset or liability;

●	Inputs that are derived principally from or corroborated by observable market data by correlation or other means;

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The fair value of investments is classified as a Level 1 as they trade with sufficient frequency and volume to enable the Partnership to obtain pricing information on an ongoing basis.

The accompanying notes are an integral part of these financial statements.

11

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2024

The following table presents information about the fair value of the Partnership’s financial assets at December 31, 2024, see schedule 1 for investments by category:

	Quoted Prices in Active Markets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total Fair Value
Commons Stocks	$304,436,741	$ —	$ —	$304,436,741
Exchange-traded Funds	27,117,640	—	—	27,117,640
Total investments in securities	$331,554,381	$0	$0	$331,554,381

The accompanying notes are an integral part of these financial statements.

12

NAVIGATOR INVESTORS, L.P.

(A DELAWARE LIMITED PARTNERSHIP)

FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2025

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF ASSETS AND LIABILITIES	Statement 1

June 30, 2025

No assurance is provided on these financial statements and supplemental information

Assets:
Investments in securities, at fair value (identified cost of $216,487,926)	$332,032,090
Cash and cash equivalents	9,030,669
Total assets	341,062,759

Liabilities:
Payable to partners for withdrawals	7,029,806
Total liabilities	7,029,806

Net assets:
Partners’ capital accounts	$334,032,953

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

1

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF OPERATIONS	Statement 2

For the Six Month Period Ended June 30, 2025

No assurance is provided on these financial statements and supplemental information

Investment income:
Dividends	$1,631,188
Interest	347,488
Total investment income	1,978,676

Operating expenses:
Management fee	900,072
Accounting fees	38,800
Custodian fees	3,858
Total operating expenses	942,730

Net investment income	1,035,946

Realized and unrealized gain on investments:
Net realized gain on investments	24,601,961
Net decrease in unrealized appreciation of investments	(31,430,009)
Net realized and unrealized loss on investments	(6,828,048)

Net decrease in net assets resulting from operations	($5,792,102)

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

2

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL	Statement 3

For the Six Month Period Ended June 30, 2025

No assurance is provided on these financial statements and supplemental information

	General Partner’s Capital	Limited Partners’ Capital	Total Partners’ Capital
Balance, December 31, 2024	$4,311,763	$340,727,098	$345,038,861
Capital contributions	—	1,816,000	1,816,000
Capital withdrawals	—	(7,029,806)	(7,029,806)
Net decrease in net assets resulting from operations	(62,695)	(5,729,407)	(5,792,102)
Balance, June 30, 2025	$4,249,068	$329,783,885	$334,032,953

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

3

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

STATEMENT OF CASH FLOW	Statement 4

For the Six Month Period Ended June 30, 2025

No assurance is provided on these financial statements and supplemental information

Cash flows from operating activities:
Net decrease in net assets from operations	($5,792,102)

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(78,352,827)
Proceeds from disposition of investment securities	71,047,070
Net realized gain on securities	(24,601,961)
Decrease in payable for securities purchased	(89,185)
Decrease in dividends receivable	43,026
Change in unrealized appreciation on investments	31,430,009
Total adjustments	(523,868)

Net cash used in operating activities	(6,315,970)

Cash flows from financing activities:
Contributions of partnership capital	1,816,000
Capital withdrawals paid	(10,411,795)
Net cash used in financing activities	(8,595,795)

Decrease in cash and cash equivalents	(14,911,765)

Cash and cash equivalents:
Beginning	23,942,434
Ending	$9,030,669

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

4

NAVIGATOR INVESTORS, L.P. (A DELAWARE LIMITED PARTNERSHIP)

SCHEDULE OF INVESTMENTS IN SECURITIES	Schedule 1
June 30, 2025	Page 1 of 2

No assurance is provided on these financial statements and supplemental information

Security	Number of Shares	Market Value

Common stocks - United States - 92.71% of net assets:
Consumer discretionary - 10.79%:
Floor & Decor Holdings, Inc. Class A	93,290	7,086,308
Gentex Corporation	412,949	9,080,749
LGI Homes, Inc.	54,508	2,808,252
SharkNinja, Inc.	37,960	3,757,660
Stitch Fix, Inc. Class A	939,313	3,475,458
Take-Two Interactive Software, Inc.	26,560	6,450,096
Under Armour, Inc. Class A	496,449	3,390,747
Total consumer discretionary		36,049,270

Healthcare - 5.03%:
Align Technology, Inc.	53,151	10,063,079
Intuitive Surgical, Inc.	10,745	5,838,940
Progyny, Inc.	41,632	915,904
Total health care		16,817,923

Telecommunications - 10.54%:
Arista Networks, Inc.	165,553	16,937,727
InterDigital, Inc.	63,139	14,157,658
ViaSat, Inc.	281,728	4,113,229
Total telecommunications		35,208,614

Industrials - 15.27%:
Cognex Corporation	371,419	11,781,411
Generac Holdings Inc.	50,430	7,222,080
Graco Inc.	33,950	2,918,682
Landstar Systems, Inc.	26,038	3,619,803
Paychex, Inc.	15,435	2,245,175
Proto Labs, Inc.	162,047	6,488,362
Simpson Manufacturing Co., Inc.	21,253	3,300,803
Snap On Inc.	32,815	10,211,372
Trex Company, Inc.	58,936	3,204,940
Total industrials		50,992,628

Consumer staples - 0.87%:
Celsius Holdings, Inc.	58,372	2,707,877
Total consumer staples		2,707,877

Common stocks - United States - 92.71% (continued):
Technology - 42.03%:
Akamai Technologies, Inc.	144,036	11,488,311
Alarm.com Holdings, Inc.
232,234	13,137,477
Autodesk, Inc.	28,633	8,863,918

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

5

Security	Number of Shares	Market Value
Dolby Laboratories, Inc.	116,721	8,667,702
DoubleVerify Holdings, Inc.	165,051	2,470,814
Intuit Corp.	8,992	7,082,369
IPG Photonics Corporation	45,370	3,114,651
Microchip Technology Incorporated	212,282	14,938,284
Plexus Corp.	107,278	14,515,786
Power Integrations, Inc.	132,938	7,431,234
Pure Storage, Inc. Class A	341,828	19,682,456
Semtech Corporation	179,488	8,102,088
SPS Commerce, Inc.	23,285	3,168,856
Super Micro Computer, Inc.	362,100	17,746,521
Total technology		140,410,467

Energy - 8.23%:
Coterra Energy Inc.	520,730	13,216,127
Expand Energy Corporation	122,056	14,273,229
Total energy		27,489,356

Common stocks - United States - 92.71% (cost - $202,392,227)		309,676,135

Common stocks - Foreign * - 6.69%:
Consumer discretionary - 5.57%:
Garmin Ltd.	89,196	18,616,989
Total consumer discretionary		18,616,989

Energy - 1.12%:
Core Laboratories NV	324,563	3,738,966
Total energy		3,738,966

Total common stocks - Foreign - 6.69% (cost - $14,095,699)		22,355,955

Total investments in securities - 99.40% (cost - $216,487,926)		$332,032,090

* Holdings are classified as “foreign” if the issuing company has one of the following characteristics:

(a)       headquartered outside of the U.S.

(b)       incorporated outside of the U.S.

(c)       operates primarily outside of the U.S

Substantially all disclosures required by Generally Accepted Accounting Principles in the United States of America have been omitted.

6

PART C

 OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust
	(1)	Certificate of Trust dated March 7, 2022[1]
	(2)	Certificate of Amendment to Certificate of Trust[2]
	(3)	Second Amended and Restated Agreement and Declaration of Trust of Elevation Series Trust dated September 26, 2022[2]
(b)	By-Laws
	(1)	Amended By-Laws dated September 14, 2022[2]
(c)	Instruments Defining Rights of Security Holders
	(1)	Instruments Defining Rights of Security Holders incorporated by reference to the Agreement and Declaration of Trust and By-Laws
(d)	Investment Advisory Agreements
	(1)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH U.S. Quality GARP ETF (fka SRH U.S. Quality ETF)[2]
	(2)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory, LLC on behalf of the SRH U.S. Quality GARP ETF[3]
	(3)	Investment Advisory Agreement between Elevation Series Trust and Paralel Advisors LLC on behalf of the SRH REIT Covered Call ETF[4]
	(4)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Rocky Mountain Advisers, LLC on behalf of the SRH REIT Covered Call ETF[4]
	(5)	Investment Sub-Advisory Agreement between Elevation Series Trust, Paralel Advisors LLC and Vident Advisory, LLC on behalf of the SRH REIT Covered Call ETF[4]
	(6)	Investment Advisory Agreement between Elevation Series Trust and Sovereigns Capital Management, LLC on behalf of the Sovereign’s Capital Flourish Fund[3]
	(7)	Investment Sub-Advisory Agreement between Elevation Series Trust, Sovereigns Capital Management, LLC and Vident Advisory, LLC on behalf of the Sovereign’s Capital Flourish Fund[3]
	(8)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf of the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF (“TrueMark Investment Advisory Agreement One”)[5]
	(9)	Investment Advisory Agreement between Elevation Series Trust and Clough Capital Partners L.P. on behalf of the Clough Hedged Equity ETF and Clough Select Equity ETF[9]
	(10)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF[8]
	(11)	Investment Advisory Agreement between Elevation Series Trust and TrueMark Investments, LLC on behalf on behalf of the RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, TrueShares Eagle Global Renewable Energy Income ETF and the TrueShares Structured Outcome ETFs (“TrueMark Investment Advisory Agreement Two”)[12]
	(12)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding RiverNorth Active Income ETF [15]
	(13)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding the TrueShares ConVex Protect ETF[13]

	(14)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Opal Capital LLC on behalf of The Opal International Dividend Income ETF[8]
	(15)	Amendment to the Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Opal Capital LLC for the purpose of adding the Opal Dividend Income ETF[12]
	(16)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC on behalf of RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF[12]
	(17)	Amendment to the Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and RiverNorth Capital Management, LLC for the purpose of adding of the RiverNorth Active Income ETF[15]
	(18)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Black Hill Capital Partners, LLC on behalf of TrueShares Technology, AI, & Deep Learning ETF[12]
	(29)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Wealth Builder Funds, LLC on behalf of TrueShares Active Yield ETF[12]
	(20)	Investment Sub-Advisory Agreement between Elevation Series Trust, TrueMark Investments, LLC and Eagle Global Advisors, LLC on behalf of TrueShares Eagle Global Renewable Energy Income ETF[12]
	(21)	Investment Advisory Agreement between Elevation Series Trust and Vulcan Value Partners, LLC on behalf of the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund[18]
	(22)	Expense Limitation Agreement dated September 15, 2025 on behalf of the Vulcan Funds[18]
	(23)	Investment Advisory Agreement between Elevation Series Trust and Disciplined Growth Investors, Inc. on behalf of The Disciplined Growth Investors Fund (“DGI Investment Advisory Agreement”)[14]
	(24)	Investment Advisory Agreement between Elevation Series Trust and Norris Perné and French LLP d/b/a NPF Investment Advisors on behalf of NPF Core Equity ETF[19]
	(25)	Investment Sub-Advisory Agreement between Elevation Series Trust, Norris Perné and French LLP d/b/a NPF Investment Advisors and Vident Advisory, LLC on behalf of NPF Core Equity ETF[19]
	(26)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding TrueShares S&P Autocallable High Income ETF and TrueShares S&P Autocallable Defensive Income ETF[20]
	(27)	Amendment to Schedule A of TrueMark Investment Advisory Agreement One for the purpose of adding TrueShares Equity Hedge ETF (to be filed by amendment)
	(28)	Amendment to Schedule A of DGI Investment Advisory Agreement for the purpose of adding The Disciplined Growth Investors Equity Fund (filed herewith)
(e)	Distribution Agreement
	(1)	ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of the SRH U.S. Quality GARP ETF (“ETF Distribution Agreement”)[2]
	(2)	Amendment to the ETF Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective December 19, 2025[20]
	(3)	Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC on behalf of The Disciplined Growth Investors Fund (“Mutual Fund Distribution Agreement”)[14]
	(4)	Form of Authorized Participant Agreement for Paralel Distributors LLC[2]
	(5)	Amendment to the Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective December 29, 2025 (filed herewith)
(f)	Bonus or Profit-Sharing Contracts None
(g)	Custody Agreements
	(1)	Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company, with respect to the Trust and SRH U.S. Quality GARP ETF[2]

	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[3]
	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[4]
	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[5]
	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[9]
	(6)	Letter Agreement adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[8]
	(7)	Letter Agreement adding the TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, TrueShares Eagle Global Renewable Energy Income ETF, Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[12]
	(8)	Letter Agreement adding the TrueShares ConVex Protect ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[13]
	(9)	Letter Agreement adding NPF Core Equity ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[19]
	(10)	Custody Agreement between Elevation Series Trust and U.S. Bank National Association, with respect to the Trust and The Disciplined Growth Investors Fund[14]
	(11)	Letter Agreement adding the TrueShares S&P Autocallable High Income ETF and TrueShares S&P Autocallable Defensive Income ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company[20]
	(12)	Letter Agreement adding the TrueShares Equity Hedge ETF to the Custody Agreement between Elevation Series Trust and State Street Bank and Trust Company (to be filed by amendment)
	(13)	Letter Agreement adding The Disciplined Growth Investors Equity Fund to the Custody Agreement between Elevation Series Trust and U.S. Bank National Association (filed herewith)
(h)	Other Material Contracts
	(1)	Transfer Agency and Service Agreement between Elevation Series Trust and State Street Bank and Trust (TA Agreement), with respect to the Trust and SRH U.S. Quality GARP ETF[2]
	(2)	Letter Agreement adding the Sovereign’s Capital Flourish Fund to the TA Agreement[3]
	(3)	Letter Agreement adding the SRH REIT Covered Call ETF to the TA Agreement[4]
	(4)	Letter Agreement adding the TrueShares Quarterly Bull Hedge ETF and TrueShares Quarterly Bear Hedge ETF to the TA Agreement[5]
	(5)	Letter Agreement adding the Clough Hedged Equity ETF and Clough Select Equity ETF to the TA Agreement[9]
	(6)	Master Transfer Agency and Services Agreement (“Paralel TA Agreement”) between Elevation Series Trust and Paralel Technologies LLC[14]
	(7)	Letter Agreement adding The Opal International Dividend Income ETF and TrueShares Seasonality Laddered Buffered ETF to the TA Agreement[8]
	(8)	Letter Agreement adding TrueShares Structured Outcome ETFs, RiverNorth Patriot ETF, RiverNorth Enhanced Pre-Merger SPAC ETF, RiverNorth Active Income ETF, Opal Dividend Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, and TrueShares Eagle Global Renewable Energy Income ETF to the TA Agreement[12]
	(9)	Letter Agreement adding the TrueShares ConVex Protect ETF to the TA Agreement[13]
	(10)	Letter Agreement adding NPF Core Equity ETF to the TA Agreement[19]

	(11)	Letter Agreement adding TrueShares S&P Autocallable High Income ETF and TrueShares S&P Autocallable Defensive Income ETF to the TA Agreement[20]
	(12)	Letter Agreement adding TrueShares Equity Hedge ETF to the TA Agreement (to be filed by amendment)
	(13)	Fund Addendum to the Paralel TA Agreement to add The Disciplined Growth Investors Fund[14]
	(14)	Fund Addendum to the Paralel TA Agreement to add the Vulcan Funds[18]
	(15)	Fund Addendum to the Paralel TA Agreement to add The Disciplined Growth Investors Equity Fund (filed herewith)
	(16)	Amended and Restated Master Administration and Fund Accounting Agreement between Elevation Series Trust and Paralel Technologies LLC (Master Admin Agreement)[3]
	(17)	Amendment #1 to the Master Admin Agreement[5]
	(18)	Second Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the SRH Funds, dated May 1, 2025[17]
	(19)	Fund Addendum to the Master Admin Agreement with respect to the Sovereign’s Capital Flourish Fund[3]
	(20)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the TrueMark Funds[19]
	(21)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Clough Funds, dated January 14, 2025[9]
	(22)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to the Vulcan Funds, dated September 10, 2025[18]
	(23)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to The Disciplined Growth Investors Fund, dated December 26, 2025 (filed herewith)
	(24)	Second Amended and Restated Master Administration and Fund Accounting Agreement (Second Master Admin Agreement)[19]
	(25)	Amended and Restated Fund Addendum to the Second Master Admin Agreement with respect to the NPF Core Equity ETF, dated September 18, 2025[19]
	(26)	Index License Agreement between Paralel Advisors LLC and Index Provider with respect to the SRH U.S. Quality GARP ETF[2]
(i)	Legal Opinions
	(1)	Opinion and Consent of Counsel (filed herewith)
(j)	Consent of Independent Registered Public Accounting Firm
	(1)	Consent of Predecessor Fund's Independent Registered Public Accounting Firm (filed herewith)
(k)	Omitted Financial Statements None
(l)	Initial Capital Agreements
	(1)	Share Purchase Agreement between Elevation Series Trust and Paralel Technologies LLC with respect to the SRH U.S. Quality GARP ETF[2]
(m)	Rule 12b-1 Plan with respect to the Vulcan Funds[18]
(n)	Rule 18f-3 Plan with Respect to the Vulcan Funds[18]
(o)	Reserved
(p)	Code of Ethics
	(1)	Code of Ethics for Registrant[2]
	(2)	Code of Ethics for Paralel Advisors LLC and Paralel Distributors LLC[3]

	(3)	Code of Ethics for Vident Advisory, LLC[3]
	(4)	Code of Ethics for Rocky Mountain Advisers, LLC[4]
	(5)	Code of Ethics for Sovereign’s Capital Management, LLC[3]
	(6)	Code of Ethics for TrueMark Investments, LLC[5]
	(7)	Code of Ethics for Clough Capital Partners L.P.[9]
	(8)	Code of Ethics for Opal Capital LLC[7]
	(9)	Code of Ethics for Vulcan Value Partners, LLC[18]
	(10)	Code of Ethics for RiverNorth Capital Management, LLC[12]
	(11)	Code of Ethics for Black Hill Capital Partners, LLC[12]
	(12)	Code of Ethics for Wealth Builder Funds, LLC[12]
	(13)	Code of Ethics for Eagle Global Advisors, LLC[12]
	(14)	Code of Ethics for Disciplined Growth Investors, Inc.[14]
	(15)	Code of Ethics for Norris Perné and French LLP d/b/a NPF Investment Advisors[19]
(q)	Powers of Attorney
	(1)	Power of Attorney of Trustee, Steve Norgaard, Trustee, Kimberly Storms[12]

[1]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 1, 2022.
[2]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 30, 2022.
[3]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 26, 2023.
[4]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on October 24, 2023.
[5]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 26, 2024.
[6]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on November 27, 2024.
[7]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 13, 2024.
[8]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 26, 2024.
[9]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 16, 2025.
[10]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on January 17, 2025.
[11]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on February 28, 2025.
[12]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 10, 2025.
[13]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on June 25, 2025.

[14]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 09, 2025.
[15]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on July 29, 2025.
[16]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on August 5, 2025.
[17]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 3, 2025.
[18]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 11, 2025.
[19]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on September 19, 2025.
[20]	Incorporated by reference to Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333-265972) filed on December 23, 2025.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by and does not control any other entity or person.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article X of the Registrant’s Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Section 6 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other control person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Advisers

This Item 31 incorporated by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Paralel Advisors LLC	801-122468
Vident Advisory, LLC	801-114538
Rocky Mountain Advisers, LLC	801-70202
Sovereign’s Capital Management, LLC	801-126307
TrueMark Investments, LLC	801-117961
Clough Capital Partners L.P.	801-21583
Opal Capital LLC	801-126398
Vulcan Value Partners, LLC	801-70739
RiverNorth Capital Management, LLC	801-61533
Black Hill Capital Partners, LLC	801-118997
Wealth Builder Funds, LLC	801-129063
Eagle Global Advisors, LLC	801-53294
Disciplined Growth Investors, Inc. Norris Perné and French LLP d/b/a NPF Investment Advisors	801-53297 801-3475

Item 32. Principal Underwriters.

(a)	Paralel Distributors LLC acts as the distributor for the Registrant.

As of the date of this Registration Statement, in addition to each series of the Trust, Paralel Distributors LLC also acts as the underwriter for:

Cullen Funds (6 series); Collaborative Investment Series Trust (7 series); Reaves Utility Income Fund (ATM Offering); Coller Secondaries Private Equity Opportunities Fund; Coller Private Credit Secondaries Fund; HarbourVest Private Investments Fund; Octagon XAI CLO Income Fund, XAI Octagon Floating Rate & Alternative Income Trust (ATM Offering), Shelton Equity Premium Income ETF, Wisdom Short Duration Income Fund & Wisdom Short Term Government Fund.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of the distributor are as follows:

Paralel Distributors LLC

Name*	Position with Underwriter	Positions with Trust
Bradley Swenson	President, Chief Compliance Officer and FINOP	President, Chairman and Interested Trustee
Jeremy May	Chief Executive Officer	None
Christopher Moore	General Counsel	None

*Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1700 Broadway, Suite 2100, Denver, CO 80290.

(c)	Not applicable.

Item 33. Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 1700 Broadway, Suite 2100, Denver, CO 80290.
(b)	Paralel Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 1700 Broadway, Suite 2100, Denver, CO 80290.
(c)	Paralel Technologies LLC maintains all Records relating to its services as administrator, accounting and transfer agent of the Registrant at 1700 Broadway, Suite 2100, Denver, CO 80290.
(d)	Paralel Distributors LLC maintains all Records relating to its services as Distributor of the Registrant at 1700 Broadway, Suite 2100, Denver, CO 80290.
(e)	Vident Advisory, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

(f)	State Street Bank and Trust Company maintains all Records relating to its services as Custodian of the Registrant at One Congress Street, Suite 1, Boston, Massachusetts 02114.
(g)	Rocky Mountain Advisers, LLC maintains all Records relating to its services as sub-adviser to the Registrant at 2121 E. Crawford Place, Salina, KS 67401.
(h)	Sovereign’s Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 310 S. West Street, Suite 100, Raleigh, North Carolina, 27603.
(i)	TrueMark Investments, LLC maintains all Records relating to its services as adviser to the Registrant at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607.
(j)	Clough Capital Partners L.P. maintains all Records relating to its services as adviser to the Registrant at 53 State Street, Floor 27, Boston, Massachusetts 02109.
(k)	Opal Capital LLC maintains all Records relating to its services as sub-adviser to the Registrant at 5200 Town Center Circle, Suite 305, Boca Raton, Florida 33486.
(l)	Vulcan Value Partners, LLC maintains all Records relating to its services as adviser to the Registrant at Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.
(m)	RiverNorth Capital Management, LLC maintains all Records relating to its services as adviser to the Registrant at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.
(n)	Black Hill Capital Partners, LLC maintains all Records relating to its services as adviser to the Registrant at 101 California Street, San Francisco, California 94111.
(o)	Wealth Builder Funds, LLC maintains all Records relating to its services as adviser to the Registrant at 117 West Main Street, Cary, Illinois 60013.
(p)	Eagle Global Advisors, LLC maintains all Records relating to its services as adviser to the Registrant at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056.
(q)	Disciplined Growth Investors, Inc. maintains all Records relating to its services as adviser to the Registrant at Fifth Street Towers, 150 South Fifth Street, Suite 2550, Minneapolis, Minnesota 55402.
(r)	Norris Perné and French LLP d/b/a NPF Investment Advisors maintains all Records relating to its services as adviser to the Registrant at 40 Pearl Street NW, Suite 500, Grand Rapids, MI 49503.

Item 34. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and the State of Colorado, on the 29th day of December, 2025.

ELEVATION SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Bradley Swenson	President, Principal Executive Officer and Trustee	December 29, 2025
Bradley Swenson

/s/ Nicholas Austin	Treasurer and Principal Financial Officer	December 29, 2025
Nicholas Austin	(Principal Accounting Officer)

/s/ Steve Norgaard*	Trustee
Steve Norgaard

/s/ Kimberly Storms*	Trustee
Kimberly Storms

* By:	/s/ Nicholas Adams
	Name:	Nicholas Adams
	Title:	Attorney-in-fact
	Date:	December 29, 2025

* Attorney-in-Fact pursuant to Powers of Attorney, as previously filed on June 10, 2025.

Exhibit Index

(d)(28)	Amendment to Schedule A of DGI Investment Advisory Agreement for the purpose of adding The Disciplined Growth Investors Equity Fund

(e)(5)	Amendment to the Mutual Fund Distribution Agreement between Elevation Series Trust and Paralel Distributors LLC to update Exhibit A, effective December 29, 2025

(g)(13)	Letter Agreement adding The Disciplined Growth Investors Equity Fund to the Custody Agreement between Elevation Series Trust and U.S. Bank National Association

(h)(15)	Fund Addendum to the Paralel TA Agreement to add The Disciplined Growth Investors Equity Fund

(h)(23)	Amended and Restated Fund Addendum to the Master Admin Agreement with respect to The Disciplined Growth Investors Fund, dated December 26, 2025

(i)(1)	Opinion and Consent of Counsel

(j)(1)	Consent of Predecessor Fund's Independent Registered Public Accounting Firm